Investor Presentation December 2019 Exhibit 99.2

Forward Looking Statements & Non-GAAP Measures Forward-Looking Statements This presentation includes certain statements that are or may be deemed to be forward-looking statements. Generally, the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that the company intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning expected results of operational business segments for 2019, estimated savings from cost reduction initiatives, estimated goodwill and intangible asset impairments, estimated earnings, and statements regarding our beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond our control. Investors are cautioned that any such statements are not guarantees of future performance or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled “Risk Factors” contained in the Annual Reports on Form 10-K for the year ended December 31, 2018, for TETRA Technologies, Inc. (“TTI”) and CSI Compressco LP (“CCLP”) as well as other risks identified from time to time in the reports on Form 10-Q and Form 8-K filed by TETRA and CCLP with the Securities and Exchange Commission. Statements in this presentation are made as of the date on the cover unless stated otherwise herein. TETRA and CCLP are under no obligation to update or keep current the information contained in this document. For Further Disclosure Regarding the Use of Non-GAAP Measures see the Appendix.

Corporate Profiles Listing and Ticker Symbol NYSE: TTI NASDAQ: CCLP Recent Share Price(1) $1.29 $2.24 Market Capitalization(1) $162M $105M Enterprise Value(1,5) $375M $751M Number of Shares/ Units Outstanding(2) 125.5M 47.1M Average Daily Trading volume (last 3 months) (1) 653,333 95,004 Distribution (3) $0.04 Distribution Yield(1) 1.8% % of Ownership Interest by TTI(2,4) 35% Headquarters The Woodlands, TX As of 12/5/2019 (2) As of 11/6/2019 for TTI and As of 11/5/2019 for CCLP (3) Q3-19 Annualized (4) Ownership interest includes LP and GP interests as of 9/30/2019 (5) Enterprise value is a non-GAAP financial measure. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation

Business Segments

Focused on high growth, higher margin segments



Water & Flowback Services

- Differentiated offerings for produced water, automation, and sand management
- Leading position in the Permian Basin
- Compelling integrated water solutions offerings



Completion Fluids & Products

- Industry leaders, >30% market share* for high density fluids
- Cost and delivery advantage as the only vertically integrated completion fluids provider
- Innovation leader (game-changing TETRA CS Neptune® Completion Fluid System)



Compression

- Wide range of horsepower to address customer gas lift and gathering solutions
- Largest vertically integrated compression company
- Aftermarket services & new unit sales growth and contribution require no additional capital

2019 Q3 TTM Revenue Contribution By Segment

Water & Flowback Services	Completion Fluids & Products	Compression
$304M (29%)	$265M (25%)	$491M (46%)

* Company estimate

©2019 TETRA Technologies, Inc.

4

Q3-2019 Highlights $46.2 million of Adjusted EBITDA before discontinued operations (1) 2nd consecutive quarter with sequential Adjusted EBITDA margin(1) improvement across all three segments Completion Fluids & Products Division delivered Adjusted EBITDA margin(1) of 23.7% - the highest without the benefit of TETRA CS Neptune® Completion Fluids since Q4-2015 Continued improvements in Compression Services revenues, gross margins (53.2%) and utilization (90.1%) TETRA only adjusted free cash flow of $9.7M(1) in the third quarter Adjusted EBITDA, Adjusted EBITDA Margin and TETRA only free cash flow are non-GAAP financial measures. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation

Current Update TETRA CS Neptune® Completion Fluids project in the GoM expected to be completed in Q4-19 Technically qualified or are in the process of qualifying with six major operators for other potential future projects Restructuring support functions to reduce SG&A expenses at the corporate level and North America onshore by an estimated $8M to $10M, on an annualized basis from Q3-19 Signed long-term low-cost raw material supply agreement for North America calcium chloride operations that is expected to further strengthen our targeted 20% Completion Fluids and Products adjusted EBITDA margin (1) Impacts our mechanical evaporation calcium chloride production plant in El Dorado. Expecting to incur a non-cash charge of approximately $80M to $100M in Q4-19 to write-down the El Dorado plant asset values due to low costs of raw materials of certain of our chemical production plants and general market conditions Adjusted EBITDA Margin is a non-GAAP financial measures. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation

Sustainability Communities Engage in philanthropic efforts in health, education and community enrichment Support employees as they give back to their communities Environmental Recycling and re-use of produced water through Integrated water management solution TETRA CS Neptune® Completion Fluids are an environmentally friendly alternative to Zinc based Fluids Employees Investing in career and leadership development Diversity and Inclusion Committee Military hiring initiative Human Rights Standards promote universal human rights HSEQ Strong safety commitment and culture with dedicated HSE staff Supplier Code of Business Conduct Driving monitors on all company vehicles delivering positive behaviors

Completion Fluids & Products

TETRA Worldwide Operations Corporate Headquarters & Technology Center Locations CBF Manufacturing Locations Clear Brine Fluids Facilities All North America Shale Basins Brazil Deep Water Argentina Vaca Muerta West Africa Deep Water North Sea & Europe Middle East NOTE: Shaded region indicates TETRA’s presence in North America, Mexico, Argentina, Brazil, North sea and Middle East. Locations indicate TETRA’s physical presence with fluids revenue generation

Traditional $1.5B Completion & Drill-in Fluids Market 19.5 19.0 18.5 18.0 17.5 17.0 16.5 16.0 15.5 15.0 14.5 14.0 13.5 13.0 12.5 12.0 11.5 11.0 10.5 10.0 9.5 9.0 8.5 8.0 Sodium Chloride Sodium Chloride /Sodium Bromide Monovalent Brines Divalent Brines Sodium Formate Potassium Formate Primarily Cesium Formate Primarily Zinc Based Fluids Calcium Chloride/ Calcium Bromide Calcium Chloride Density, lb/gal Kcl Formate Brines Cesium in short supply and very expensive TETRA is the only vertically integrated completion and drill-In fluids service company with > 30% market share in high density fluids Monovalent brines often desired for certain reservoir formation compatibility and lower corrosion rates, but limited density range Categorized as marine pollutants, zinc based fluids are banned in many markets Cesium based brines are very expensive and can have poor corrosion performance in some downhole conditions Increasing Price Increasing Price TETRA Offering with vertical integration TETRA Offering with vertical integration NOTE: $1.5B Completion & Drill-in Fluids Market based on Spears & Associates and internal estimates

TETRA CS Neptune® – Attractive Option to Zinc & Expensive Cesium Fluids 19.5 19.0 18.5 18.0 17.5 17.0 16.5 16.0 15.5 15.0 14.5 14.0 13.5 13.0 12.5 12.0 11.5 11.0 10.5 10.0 9.5 9.0 8.5 8.0 NaCI NaBr / NaCI Monovalent Brines Divalent Brines Na Formate K Formate Cs/K Formate ZnBr / CaBr / CaCl CaCl / CaBr CaCl XHDD HDD Density, lb/gal XHDM HDM TETRA CS Neptune Kcl Formate Brines Increasing Price Increasing Price ©2019 TETRA Technologies, Inc. TERA CS Neptune® Completion Fluids 2014 TETRA enters into agreement with a Supermajor Operator to develop high density Formate-Free and Zinc-Free Completion Fluids for GOM project 2015 TETRA commercializes TETRA CS Neptune® Completion Fluids in GOM (Divalent with density range 14.3-15.4 lb/gal) 2015-2017 TETRA successfully executes 4 lower tertiary GOM projects with TETRA CS Neptune® Completion Fluids 2019 TETRA introduces High Density Monovalent (HDM) up to 13.2 lb/gal, Extra High Density Monovalent (XHDM) up to 15.3 lb/gal and Extra High Density Divalent (XHDD) up to 17.5 lb/gal TETRA CS Neptune® Completion Fluids 2.3X Density range increase over Gen I

TETRA CS Neptune® Completion Fluids GoM Market Opportunities 125 deepwater GoM explored blocks are in the TETRA CS Neptune ® Completion Fluids pressure and temperature range Initial TETRA CS Neptune ® Completion Fluids GoM project was Generation I and was used in just 1 of the 125 blocks The new High Density (HDD) and Extra High Density (XHDD) TETRA CS Neptune ® Completion Fluids open the pressure and temperature window to address known pressures in all 125 blocks Currently In testing and qualification phase for two additional deepwater operators for their Lower Tertiary development projects GOM DW New Orleans GOM Shelf

TETRA Chemicals – Industrial Market TETRA’s Vertical Integration Advantage Long term raw material acid supply agreement to feed chemical calcium chloride reaction process production ~40% of TETRA’s Completion Fluids & Products revenue from stable and growing Industrial market segment

Completion Fluids & Products Multiple opportunities to capture growing demand w/out incremental capital investment Key Financial Drivers Adjusted EBITDA margin(1) of 23.7%, the highest without the benefit of TETRA CS Neptune® completion fluids sales since Q4-2015 TETRA CS Neptune® Completion Fluids project in the Gulf of Mexico expected to be completed in Q4-2019 TETRA’s vertical integration offers a cost and logistics advantage to maintain 20%+ EBITDA margins in base business Revenue ($M) Adjusted EBITDA ($M) and Margins(1) Adjusted EBITDA and adjusted EBITDA margins are non-GAAP financial measures. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation to net loss Source: Baker Hughes (2) $100 $80 $60 $40 $20 $0 $56 $74 $71 $56 $53 $77 $63 $65 $62 $80 $59 290 260 230 200 170 140 Q1 Q2 Q3 Q4 2017 2018 2019 $35 Global Offshore rigcount $35 $30 $25 $20 $15 $10 $5 $0 19% 28% 36% 19% 12% 18% 20% 17% 22% 24% 40% 35% 30% 25% 20% 15% 10% 5% Adj. EBITDA Adj. EBITDA Margin

Water & Flowback Services

Water and Flowback Services Focused on Key Markets Balanced Customer Base Product and Service Offering Strong North American presence – operating in all US shale basins Market leader in the Permian Basin Presence in key international markets – North Sea, Middle East, Latin America Balanced customer base with majors, independents, national oil companies and service companies In United States, shifting more towards super majors and independents In International markets, pursuing avenues and models to grow profitably Focused on differentiated technologies and service delivery Implementing automation in to reduce HSE risk, increase efficiency, and save costs Apart from traditional Water and Flowback services, TETRA offers Production Testing, Rig Cooling and Early Production Facilities

Water Management Services Market Focused on value-added, differentiated, environmentally friendly offerings in the highest return on investment water market segments Water Services Market (2019) Source: Spears & Associates report on October 2019 Service Segment % of Total Market CAGR% 2019-2023 Disposal 30.0% 4.2% Acquisition 10.5% 3.0% Hauling 27.1% 4.0% Treatment 11.2% 15.8% Flowback 5.4% 4.0% Transfer 5.4% 9.6% Storage 10.5% 8.6% Market $23.6 billion Treatment/Recycle fastest growing segment Hauling risk exposure to infrastructure Disposal/acquisition risk exposure to recycle Capital Intensity Exposure to Recycle TETRA Offerings

Oil Recovery TETRA Integrated Water Management Sourcing Flowback Recycling Poly Pipe & Pipeline Temporary Transfer Blending Distribution Pit Lining Automation & Monitoring Storage TETRA BlueLinxTM Automated Control System

Segment’s Highest Growth Rate Business: Recycling Produced Water Automated Treatment & Recycling Facility Projected Permian Oil & Produced Water Growth Oil Water Million Barrels/day Midland Facility – recently scaled up to 100,000 bbls/day capacity for a super major oil client TPH Research Global Crude and Gas Supply, January 2019 15.6 3.9 2019 E 16.6 3.7 Shale Growth 32.2 7.6 2025 E

Introducing New Technology- Flowback Sand Management Multiple wells can be monitored by single employee Labor savings Assurance & reporting for client decision-making Connected to customer systems for monitoring Improved sand collection efficiency (95% vs 50%) Permian Field trials for Major Operator resulted in major fixed-term lease contract replacing competitor offering Modular – configuration Automated De-Sander & Sand Weighing System Advanced Cyclone Technology

Water & Flowback Services Integrated projects are steadier, have longer duration and higher margins Key Financial Drivers 20 integrated water management projects during the third quarter with 13 customers. Four of the projects were either new customer or new basins Released new TETRA BlueLinxTM Automated Control System, which provides remote control and monitoring for nearly every aspect of our integrated water management services Signed a fixed-term lease contract with a major E&P operator in the Permian Basin for TETRA advanced cyclone system, for multiple units to displace their current technology Revenue ($M) Adjusted EBITDA ($M) and Margins(1) Adjusted EBITDA and adjusted EBITDA margins are non-GAAP financial measures. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation to net loss Source: Baker Hughes (2) $100 $80 $60 $40 $20 $0 $38 $31 $41 $61 $84 $79 $80 $79 $73 1,500 1,200 900 600 300 Q1 Q2 Q3 Q4 2017 2018 2019 Revenue US Land Rigcount $25 $20 $15 $10 $5 $0 10% 1% 16% 19% 24% 20% 13% 15% 25% 19% 13% 7% 1% -5% Adj. EBITDA Adj. EBITDA Margin

Compression

U.S. Gas Macro – Gathering and Lift Jan 2019 EIA Annual Energy Report Natural gas Renewables Nuclear Coal Natural gas expands share of future Electricity Electricity Generation From Selected Fuels billion kilowatt-hours 6,000 5,000 4,000 3,000 2,000 1,000 0 2000 2010 2020 2030 2050 2040 2018 history projections 34% 18% 19% 28% 39% 31% 12% 17% Dry Natural Gas Production By Type trillion cubic feet 60 50 40 30 20 10 0 2000 2010 2020 2030 2050 2040 2018 history projections other lower 48 onshore lower 48 offshore Shale gas to grow another 40% by 2025 LNG Exports triple in 3 years 30% growth in shale gas production expected by 2023(1) (1) 2023 estimate based on EIA’s 2019 annual energy outlook vs 2018 actual

Compression Services Fleet and Growth Deployed HP & Utilization Trends 53% of deployed HP in high HP range >1,000HP utilization was above ~85% during the recent extended downturn Twelve consecutive quarters of improved utilization >1,000 HP 101-1,000 HP 0-100 HP Current HP Deployed By Size 97% Utilization 72% Utilization 87% Utilization 0-100 HP 101-1000 HP >1,000 HP

Focused on Most Prolific Producing Basins in the U.S. Focused on key shale oil plays with customers with strong balance sheets Permian Basin West Region East Region South Texas Mid Continent Northern Rockies HP Distribution by CCLP Region* *As of 9/30/2019 Eagle Ford Marcellus Utica Permian & Delaware Barnett Haynesville Bakken Niobrara Monterey San Juan Woodford SCOOP/Stack Operating Units Basins Shale Plays ~75%of horsepower located in Permian, Eagle Ford and SCOOP/STACK Permian Basin production up ~70% in last 2 years(EIA)

Growth From All Phases Gas Lift replacing ESPs Gas Gathering Centralized Gas Lift Late Life Lift for Unconventionals 60% of high HP Demand 40% of high HP Demand 50% of low HP Demand directed to unconventionals

Move to Large HP and ERP System Yielding Higher Margins in Compression Services Higher HP Gas lift/gathering applications Higher utilization and high switching costs Higher margins Concentration of units leading to lower operating costs >1,000 HP <1,000 HP 2015-Q1 2019-Q3 Margins improvement attributed to Shift in capital allocation strategy Deployment of new units at higher prices Strategically locating units in clusters to reduce labor costs and reduce HSE risk ERP system has given more visibility in driving down labor costs and maintenance costs Compression Services Margins 2018-19 growth capex invested in >1,000 HP 62% 38% 51% 49% 55.0% 50.0% 45.0% 40.0% 35.0% 30.0% 2015 2016 2017 2018 2019-Q1 2019-Q2 2019-Q3

Compression Financial Summary Well positioned to capitalize on the growing compression market Strong revenue & adjusted EBITDA performance on stronger market environment Revenue ($M) Adjusted EBITDA(1,2) ($M) Guidance is based on CSI Compressco press release and not for compression division. There is a variance in Adjusted EBITDA definition for Compression segment and CSI Compressco which is associated with non-cash cost of compressors sold Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation to net loss. Key Financial Drivers Overall fleet utilization was 90.1% at Q3 2019, highest since acquisition of Compressor Systems, Inc. in 2014 Expecting to deploy 101,700 new HP in 2019 with ROIC of 20%+ Gas Assisted Plunger Lift (GAPL) and Backside Auto Injection Systems (BAIS) technology applications are gaining traction to redeploy the GasJack® units $160 $120 $80 $40 $0 $66 $75 $72 $83 $85 $100 $115 $138 $103 $136 $114 Q1 Q2 Q3 Q4 2017 2018 2019 $40 $30 $20 $10 $0 $17 $18 $21 $19 $22 $25 $29 $26 $33 $31 Adj. EBITDA

Financial Overview

Financial Overview Driving financial performance through technological improvements and disciplined capital allocation Key Financial Drivers Differentiating through technological improvements, which drive the improvement in margins ROIC of ~20%+ on new service compression investments Payback on incremental water transfer hose of 18 months, or better As offshore markets recover, we expect to capture the increased fluid demand without incremental capital investments $s in M 2014 2015 2016 2017 2018 2019-Q3 TTM Revenue $908 $1,011 $617 $723 $999 $1,061 Adjusted EBITDA(1) $184 $245 $104 $122 $161 $179 Adjusted EBITDA Margin(1)% 20.2% 24.3% 16.8% 16.9% 16.1% 16.9% $s in M 2018-Q3 2018-Q4 2019-Q1 2019-Q2 2019-Q3 Revenue $256.9 $282.5 $243.7 $288.8 $245.9 Adj. EBITDA(1) $41.8 $46.6 $36.3 $50.1 $46.2 Adj. EBITDA Margin(1) % 16.3% 16.5% 14.9% 17.3% 18.8% Adjusted EBITDA and adjusted EBITDA margin are a non-GAAP financial measure. See “Non-GAAP Reconciliation” in appendix for more information and reconciliation to net loss.

Capital Allocation Strategy TETRA Only CSI Compressco Only No near-term maturities with minimal maintenance covenants $296M, 7.25% unsecured notes due Aug 2022 S&P Rating – CCC+, Moody’s Rating – Caa2 $350M 7.5% senior secured notes due 2025 S&P Rating – B+, Moody’s Rating – B1 Targeting leverage ratio to improve to 4.5X, or better Targeting >50% of distributable cash flow for debt retirement and <50% towards growth capital No near-term maturities TTI debt with asset-based credit agreement and term loan with minimal maintenance covenants Focused on high return and quick payback Water & Flowback Services Flexible asset base to adjust capital spending based on market conditions Debt Maturity Debt Maturity ABL Unused Commitment Senior Notes Term Loan ABL Outstanding $400 $350 $250 $200 $150 $100 $50 $0 2019 2020 2021 2022 2023 2024 2025 2026

Investor Presentation December 2019

Appendix Reconciliation Tables

Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, such as adjusted EBITDA, adjusted EBITDA margin, enterprise value, TETRA only free cash flow from continuing operations, liquidity, consolidated results for TETRA, excluding discontinued operations, and debt to Adjusted EBITDA. Adjusted EBITDA is used as a supplemental financial measure by the management to: evaluate the financial performance of assets without regard to financing methods, capital structure or historical cost basis; determine the ability service debt and fund capital expenditures.; and With respect to CSI Compressco LP (“CCLP”), assess the ability to generate available cash sufficient to make distributions Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, impairments and certain non-cash charges and non-recurring adjustments. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Enterprise value is defined as sum of market capitalization, long-term debt and short-term debt Liquidity is defined as the availability under the Credit Agreement (consisting of maximum credit commitment, less balance outstanding) plus the sum of unrestricted cash. Management views liquidity as a measure of the Company’s ability to fund investing and financing activities. TETRA only adjusted free cash flow from continuing operations is a non-GAAP measure that TETRA defines as cash from TETRA's operations, excluding cash settlements of Maritech AROs, less capital expenditures net of sales proceeds, and including cash distributions to TETRA from CSI Compressco LP. These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that is available for distributions or planned distribution for a given period, nor should they be equated to available cash as defined in CCLP's partnership agreement.

Market Capitalization and Enterprise Values (thousands, except per share amounts) Market Capitalization: TTI Market price per share on 12/05/2019 $1.29 Shares outstanding as of 11/06/2019 125,541 Market Capitalization $161,947 Enterprise Value: TTI Market capitalization based on 12/05/2019 Stock Price $161,947 Total debt, excluding CSI Compressco LP debt, as of 09/30/2019 212,697 Enterprise Value $374,644 (thousands, except per unit amounts) Market Capitalization: CCLP Market price per unit on 12/05/2019 $2.48 Units outstanding as of 11/05/2019 47,079 Market Capitalization $116,755 Enterprise Value: CCLP Market capitalization based on 12/05/2019 Unit Price $116,755 Total debt, as of 09/30/2019 645,575 Enterprise Value $762,330

Non-GAAP Reconciliation

Completion Fluids & Products - Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation '($ in Millions)											
	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	Q3-19
Income (Loss) Before Taxes	$19.5	$16.6	$21.4	$6.4	$2.4	$10.0	$8.7	$9.5	$6.2	$14.6	$11.3
Interest Income/Expense	$0.0	$0.0	($0.0)	($0.1)	($0.2)	($0.1)	($0.1)	($0.2)	($0.2)	($0.2)	($0.2)
DD&A	$4.1	$4.1	$4.1	$4.0	$3.9	$3.9	$3.8	$3.7	$3.7	$3.7	$3.7
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-
Special Items	($12.8)	-	$0.0	$0.1	$0.1	-	$0.0	$0.0	$0.7	($0.3)	($0.7)
Adjusted EBITDA	**$10.9**	**$20.7**	**$25.5**	**$10.4**	**$6.2**	**$13.7**	**$12.5**	**$13.0**	**$10.4**	**$17.9**	**$14.0**
Revenue	**$56.2**	**$74.0**	**$71.3**	**$56.3**	**$53.1**	**$76.6**	**$63.1**	**$64.7**	**$61.6**	**$79.8**	**$59.3**
Adjusted EBITDA Margin	**19.3%**	**28.0%**	**35.7%**	**18.5%**	**11.6%**	**17.9%**	**19.8%**	**20.2%**	**16.8%**	**22.4%**	**23.7%**

Water & Flowback Services - Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation '($ in Millions)											
	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	Q3-19
Income (Loss) Before Taxes	($1.3)	($3.9)	$2.1	($9.7)	$6.6	$8.3	$5.8	$8.0	$2.2	$2.5	$2.6
Interest Income/Expense	($0.1)	($0.1)	($0.0)	($0.0)	($0.0)	($0.0)	$0.0	$0.0	$0.0	($0.0)	($0.0)
DD&A	$5.0	$4.4	$4.4	$4.3	$5.0	$7.5	$10.7	$8.2	$8.3	$8.9	$8.6
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-
Special Items	$0.3	$0.0	-	$15.2	$0.0	$4.3	($0.6)	($0.3)	($0.4)	($0.4)	$0.1
Adjusted EBITDA	**$3.9**	**$0.3**	**$6.4**	**$9.8**	**$11.6**	**$20.1**	**$15.9**	**$15.9**	**$10.1**	**$10.9**	**$11.2**
Revenue	**$38.2**	**$31.1**	**$41.0**	**$61.3**	**$61.1**	**$83.6**	**$78.6**	**$79.8**	**$78.7**	**$73.1**	**$72.8**
Adjusted EBITDA Margin	**10.2%**	**1.0%**	**15.7%**	**16.0%**	**18.9%**	**24.1%**	**20.3%**	**19.9%**	**12.8%**	**14.9%**	**15.4%**

©2019 TETRA Technologies, Inc.
36

Non-GAAP Reconciliation

Compression - Adjusted EBITDA Reconciliation '($ in Millions)											
	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19	Q3-19
Income (Loss) Before Taxes	($14.3)	($6.2)	($7.0)	($9.7)	($14.0)	($8.7)	($7.8)	($3.3)	($7.8)	($3.5)	($3.5)
Interest Income/Expense	$10.1	$10.2	$10.8	$11.0	$11.2	$13.6	$13.7	$13.4	$13.2	$13.0	$12.9
DD&A	$17.3	$17.2	$17.4	$17.3	$17.4	$17.4	$17.7	$18.0	$18.5	$19.1	$18.5
Stock Option expense/Omnibus to Equity	$2.7	$0.9	$0.3	($0.9)	($0.6)	$0.5	$0.4	$0.4	$0.4	$0.6	($0.2)
Special items	$1.7	($4.6)	($0.5)	$1.6	$4.9	($0.5)	$0.7	$0.7	$1.6	$3.6	$3.6
Adjusted EBITDA	**$17.5**	**$17.5**	**$20.9**	**$19.2**	**$18.9**	**$22.4**	**$24.6**	**$29.2**	**$25.9**	**$32.8**	**$31.3**
Revenue	**$65.6**	**$75.3**	**$71.6**	**$83.1**	**$85.4**	**$99.9**	**$115.3**	**$138.1**	**$103.5**	**$135.9**	**$113.8**

TTI Continuing Operations - Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation ($ in Millions)						
	Q3-18	Q4-18	Q1-19	Q2-19	Q3-19	TTM Q3-19
Income (Loss) Before Taxes	($12.9)	$6.1	($17.1)	($5.7)	($7.5)	($24.1)
Interest Income/Expense	$18.9	$18.7	$18.4	$18.5	$18.1	$73.8
DD&A	$29.5	$30.0	$30.6	$31.8	$30.9	$123.4
Stock Option expense/Omnibus to Equity	$2.3	$1.7	$2.2	$2.3	$1.3	$7.4
Special items	$4.1	($10.0)	$2.2	$3.2	$3.3	($1.2)
Adjusted EBITDA	**$41.8**	**$46.6**	**$36.3**	**$50.1**	**$46.2**	**$179.2**
Revenue	**$256.9**	**$282.5**	**$243.7**	**$288.8**	**$245.9**	**$1,060.9**
Adjusted EBITDA Margin	**16.3%**	**16.5%**	**14.9%**	**17.3%**	**18.8%**	**16.9%**

©2019 TETRA Technologies, Inc.

37

Non-GAAP Reconciliation TTI Consolidated -Continued Operations - Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation '($ in Millions) 2014 2015 2016 2017 2018 Income (Loss) Before Taxes ($60.5) ($197.7) ($223.2) ($44.0) ($36.4) Interest Income/Expense $32.0 $54.4 $57.4 $57.2 $70.9 - DD&A $103.6 $142.1 $117.1 $104.1 $114.9 Stock Option expense $6.8 $10.2 $13.7 $7.7 $7.4 Special Items $101.8 $236.1 $138.9 ($3.0) $4.1 Adjusted EBITDA $183.7 $245.1 $103.9 $122.0 $160.9 Revenue $908.1 $1,010.6 $617.4 $723.1 $998.8 Adjusted EBITDA Margin 20.2% 24.3% 16.8% 16.9% 16.1%

Non-GAAP Reconciliation TETRA only Adjusted Free Cash Flow Reconciliation From Continuing Operations (in $ Millions) 2019-Q3 TTI Consolidated Cash from operations $46.6 ARO Settlements 0.0 Capital Expenditures, net of sales proceeds (27.7) Free Cash Flow before ARO settlements 19.0 CSI Compressco Cash from operations 27.4 Capital Expenditures, net of sales proceeds (20.9) CCLP's Free Cash Flow 6.6 TTI Only Cash from operations(1) 19.2 Investment in CCLP Compressors (2.8) Capital Expenditures, net of sales proceeds(1) (6.8) Free Cash Flow before Discontinued Operations 9.5 Distributions from CCLP 0.2 Debt restructuring expenses - Discontinued operations operating activities(adjusted EBITDA) 0.0 Discontinued operations Capital Expenditures - TTI Only Adjusted Free Cash Flow from Continuing Operations $9.7